SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                April 26, 1999




              ADIRONDACK FINANCIAL SERVICES BANCORP, INC.
            (Exact name of Registrant as specified in its Charter)




   Delaware                   0-29666                14-1801465
(State or other             (Commission File No.)            (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                                  Number)




52 North Main Street, Gloversville, New York              12078
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (518) 725-6335


                               N/A
         (Former name or former address, if changed since last report)

Item 5  Other Event

     On April 26, 1999, the Registrant issued the attached press release announcing that the Registrant had entered into a Standstill and Settlement Agreement, which is attached, with several investors settling the outstanding litigation against the Registrant.


Item 7.  Financial Statements and Exhibits

      (a)   Exhibits

            99.1   Press release, dated April 26, 1999.

            99.2   Settlement and Standstill Agreement.

                                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADIRONDACK FINANCIAL SERVICES
                                          BANCORP, INC.



Date:   April 26, 1999             By: /s/Lewis E. Kolar
                                       Lewis E. Kolar, President
                                         and Chief Executive Officer

                                  EXHIBIT 99.1

            [ ADIRONDACK FINANCIAL SERVICES BANCORP, INC LETTERHEAD]


CONTACT: Lewis E. Kolar                                   For Immediate Release
         President and Chief Executive Officer                April 26, 1999
         Adirondack Financial Services Bancorp, Inc.
         (518) 725-6331


                   ADIRONDACK FINANCIAL SERVICES BANCORP, INC.
                              LITIGATION IS SETTLED


     Adirondack Financial Services Bancorp, Inc. (the "Company") announced today that it has entered into a Standstill and Settlement Agreement (the "Agreement") with John D. Shepherd and several other investors settling the outstanding litigation against the Company. Mr. Shepherd had previously filed a lawsuit (the "Litigation") against the Company entitled John D. Shepherd v. Adirondack Financial Services Bancorp, Inc. and Richard D. Ruby, as Chairman of the Board of Directors of Adirondack Financial Services Bancorp, Inc. in the United States District Court for the Northern District of New York. The other parties to the Agreement include, among others, Leslie M. Apple, Henry J. MacDonald and Morris Massery (collectively, the "Investors").

     Under the terms of the Agreement, Mr. Shepherd and the Investors agreed to dismiss the Litigation with prejudice in exchange for the payment of Mr. Shepherd's legal fees. In addition, Mr. Shepherd and the Investors generally agreed that, unless the price per share of the Company's upcoming merger with CNB Bancorp is less than $20.00 per share, until October 31, 1999, they will not, among other things, participate in any litigation against the Company, solicit proxies against the Company, make any nominations for directors of the Company, or solicit any other merger offers for the Company. The parties to the Agreement also agreed, for the same time period and subject to the same conditions, to vote with the Company's Board of Directors on all shareholder elections, including the merger with CNB Bancorp.

     According to Lewis E. Kolar, the Company's President and Chief Executive Officer, "the Board of Directors strongly believes that it is in the best interests of shareholders to complete the merger with CNB as quickly as possible. We believe that this agreement will facilitate the completion of that transaction."

     According to Leslie M. Apple, one of the Investors and an attorney for Mr. Shepherd "while we continue to believe that Mr. Shepherd's lawsuit has merit, this settlement will enable the Company to complete the CNB merger. At the same time, we have reserved our rights in the event the final merger price is less than $20.00 per share."

                                  EXHIBIT 99.2


                       SETTLEMENT AND STANDSTILL AGREEMENT


      THIS AGREEMENT (the "Agreement"), dated this 22th day of April, 1999, by and among Adirondack Financial Services Bancorp, Inc. (the "Corporation"), a Delaware corporation, and the individuals identified on Exhibit A attached hereto (collectively, the "Investors;" individually, an "Investor").

                                    RECITALS

      WHEREAS, each of the Investors have from time to time expressed concern regarding the actions of the Corporation and the Board and have indicated they may consider taking a variety of actions against the Corporation and the Board including (i) instituting additional litigation against the Corporation and its Board, (ii) conducting an election contest to secure seats on the Board of Directors, (iii) making additional shareholder proposals and (iv) taking other actions intended to delay or block the proposed merger (the "Merger") between the Corporation and CNB Bancorp, Inc.; and

      WHEREAS, one of the Investors filed a lawsuit in the United States District Court for the Northern District of New York captioned John D. Shepherd
v. Adirondack Financial Services Bancorp, Inc. and Richard D. Ruby as Chairman of the Board of Adirondack Financial Services Bancorp, Inc., Case No. 99-CV-0241 NAM-TNH (the "Litigation"); and

      WHEREAS, the Corporation has incurred, and may continue to incur, significant costs and expenses in connection with the Litigation and the
Corporation's preparation for other possible actions against it by the Investors; and

      WHEREAS, some of the Investors have incurred, and may continue to incur, significant costs and expenses in connection with the Litigation; and

      WHEREAS, the Corporation wishes to avoid the continuing cost, expense, disruption and uncertainty of the Litigation and the other matters set forth above; and

      WHEREAS, certain of the Investors desire to be reimbursed by the Corporation for certain of the costs and expenses they have incurred in connection with the Litigation; and

      WHEREAS, in exchange for the reimbursement by the Corporation of certain expenses related to the above, the Investors are willing to enter into this agreement; and

      WHEREAS, the Corporation believes it is in the best interests of the Corporation and its shareholders to enter into this agreement.

      NOW THEREFORE, in consideration of the recitals and the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties hereto mutually agree as follows:

      1. Payment of Certain Legal Expenses. Upon the execution and delivery of this Agreement, the Corporation agrees to pay to Mr. Shepherd, or his designee, up to $28,653.87 representing reimbursement of his documented legal fees and expenses incurred in connection with the Litigation and the other matters set forth above.

      2. Dismissal of the Litigation. Within three (3) business days of the date of this Agreement, the parties to the Litigation shall file a stipulation in the form attached hereto as Exhibit B dismissing the Litigation with prejudice. As of the same date, Mr. Shepherd, Mr. Apple and Mr. McDonald shall issue (to such media outlets as they see fit) a copy of the press release attached hereto as Exhibit C.

      3. Representations and Warranties of the Investors. The Investors hereby individually represent and warrant to the Corporation, as follows:

            (i) Exhibit A sets forth the number of shares of the capital stock of the Corporation which are beneficially owned by each Investor on the date hereof.

            (ii) The Investors have fully disclosed in Exhibit A the total number of shares of the capital stock of the Corporation in which they have a beneficial ownership interest and none of the Investors has a right to vote any shares of the capital stock of the Corporation other than those disclosed in Exhibit A.

            (iii) The Investors have full and complete authority to enter into this Agreement and to bind the entire number of shares of the capital stock of the Corporation in which they have a beneficial ownership interest to the terms of this Agreement and this Agreement constitutes a valid and binding agreement of the Investors and each of them.

            (iv) There are no arrangements, agreements or understandings between the Investors (or any Investor) and the Corporation other than as set forth in this Agreement.

      4. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Investors and to each Investor, as follows:

            (i) The Corporation has full power and authority to enter into and perform its obligations under this Agreement, and the execution and delivery of this Agreement by the Corporation hereby has been duly authorized by the Board of Directors of the Corporation and requires no other Board of Directors or stockholder action. This Agreement constitutes a valid and binding obligation of the Corporation and the performance of its terms shall not constitute a violation of its certificate of incorporation or by-laws.

            (ii) There are no arrangements, agreements or understandings between the Investors (or any Investor) and the Corporation other than as set forth in this Agreement.

      5. Covenants of the Investors. The Investors and each of them covenant and agree that unless any of the following shall be applicable (i) the proxy statement distributed by the Corporation in connection with the Merger indicates that the cash amount per share expected to be paid to stockholders in connection therewith is less than $20.00 (ii) the amount per share actually paid to the stockholders in connection with the Merger is less than $20.00, (iii) the Merger Agreement is terminated, and (iv) the Merger shall not have been completed as of October 31, 1999, they shall:

            (i) not, directly or indirectly, participate or act in concert with any affiliate, group or other person to participate, or encourage any other person to participate, in any litigation against or derivatively on behalf of the Corporation, or assist any other person in any such litigation except for testimony which may be required by law, and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where an Investor is dealing with the Corporation or an affiliate as a customer.

            (ii) not, except where required by law, directly or indirectly, contact any government agency or office or regulatory body with respect to the Corporation or any affiliate nor shall they encourage any other person to do so and they shall promptly notify the Corporation of any conversations they have with any government agency or office or regulatory body regarding the Corporation; provided, however, that nothing in this paragraph shall prohibit any party from making any routine filings or disclosures mentioning the Corporation with the Internal Revenue Service, the Securities and Exchange Commission, National Association of Securities Dealers, Inc. or other regulatory body.

            (iii) not make any public or private statements inconsistent with the press release attached as Exhibit C.

            (iv) not hereafter acquire, or offer or agree to acquire, or act in concert with any affiliate, group or other person to acquire, or offer or agree to acquire, directly or indirectly (other than through stock splits or stock dividends), beneficial ownership of, or the right to vote, any shares of capital stock of the Corporation beyond those listed on Exhibit A unless such shares become subject to this Agreement.

            (v) without the Corporation's prior written consent, which may be withheld in its sole discretion, not directly or indirectly solicit, or act in concert with any affiliate, group or other person to solicit, "proxies" or written consents, or directly or indirectly become a "participant" or otherwise engage in any "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) with respect to any matter submitted for a stockholder vote or consent;

            (vi) without the Corporation's prior written consent, which may be withheld in its sole discretion not directly or indirectly submit, or encourage the submission of, any nomination of any person for election as director or any stockholder proposal for business at a meeting of the Corporation's stockholders.

            (vii)  withdraw  the   nominations   made  in  connection  with  the
      Corporation's Annual Meeting of Stockholders held on March 4, 1999.

            (viii) vote, and shall require any affiliate, group or other person acting in concert with any of them to vote, all shares beneficially owned
      (a) in favor of the Merger or for re- election of a current director as recommended by the Corporation's Board of Directors, (b) against any proposal or nominee for election as director opposed by the Corporation's Board of Directors and (c) in accordance with the recommendations of the Corporation's Board of Directors on all procedural matters related to the Merger. Furthermore, they shall not, nor shall they act in concert with any affiliate, group or other person to (a) join with or assist any person or entity, directly or indirectly, in opposing, or make any statement in opposition to, or encourage any person to oppose, (whether through public statements or otherwise), any proposal related to the Merger or renomination of a current director as recommended by the Corporation's Board of Directors or (b) join with or assist any person or entity, directly or indirectly, in supporting or endorsing (including supporting, requesting or joining in any request for a meeting of stockholders in connection with), or make any statement in favor of, any proposal related to the Merger submitted to a vote of the Corporation's stockholders that is opposed by Corporation's Board of Directors.

            (ix) not, directly or indirectly, solicit or initiate any communication regarding, or act in concert with any affiliate, group or other person to solicit or initiate any communication regarding, any acquisition offers for the Corporation, and if any offer or inquiry concerning such an offer shall be received they shall refer such offer or inquiry directly and solely to the Chairman of the Board of Directors of the Corporation.

            (x) not , except in accordance with paragraph 5 (viii) of this Agreement, deposit any capital stock of the Corporation in a voting trust or subject any shares of capital stock of the Corporation to a voting agreement or other arrangement of similar effect.

            (xi) not sell any shares of capital stock of the Corporation except in open market transactions where there is no reason to believe that the buyer of any such shares, together with any affiliate or other person acting in concert with him, owns more than 1% of the outstanding capital stock of the Corporation.

            (xii) not provide, nor shall they act in concert with any person to provide, any funds, services or facilities, to any person in support of any activity by such person that would be a violation of their covenants under the provisions of this paragraph 5 if undertaken by an Investor.

      6. Agreements of the Corporation. The Corporation agrees that, with respect to all transactions prior to the date of this Agreement, unless any of the following shall be applicable (i) the proxy statement distributed by the Corporation in connection with the Merger indicates that the cash amount per share expected to be paid to stockholders in connection therewith is less than $20.00 (ii) the amount per share actually paid to the stockholders in connection with the Merger is less than $20.00, (iii) the Merger Agreement is terminated, and (iv) the Merger shall not have been completed as of October 31, 1999, it shall:

            (i) not participate directly or indirectly in any litigation against any of the Investors except for testimony which may be required by law and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where an Investor is a customer and except for participation in any litigation instituted by an Investor against the Corporation or any of its directors, officers, employees, agents or affiliates.

            (ii) not, except where required by law, directly or indirectly contact any government agency or office or regulatory body with respect to the Investor or any affiliate nor shall it encourage any other person to do so and it shall promptly notify an Investor if it has had any conversations with any government agency or office or regulatory body regarding him; provided, however, that nothing in this paragraph shall prohibit any party from making any routine filings or disclosures mentioning the Investors with the Internal Revenue Service, the Securities and Exchange Commission, National Association of Securities Dealers, Inc. or other regulatory body.

            (iii) not make any public or private statements inconsistent with the press release attached as Exhibit C.

      7. Remedies. The Corporation and the Investors acknowledge and agree that a breach or threatened breach by either party may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a breach of the provisions hereof and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which such aggrieved party may be entitled to at law or in equity. In the event any party institutes legal action to enforce such party's rights under, or recover damages for breach of, this Agreement, the prevailing party or parties in such action shall be entitled to recover from the other party or parties all costs and expenses, including but not limited to actual attorneys' fees, court costs, witness fees, disbursements and any other expenses of litigation or negotiation, incurred by such prevailing party or parties. Each Investor shall have the right of contribution from the other Investor for any damages paid or expenses incurred (including attorneys' fees) pursuant to this paragraph 7.

      8. Term. This Agreement shall remain in effect for a term of three years from the date hereof except as otherwise specifically hereby limited.

      9. Publicity. Any press release or other publicity with respect to this Agreement or any provisions hereof shall be jointly prepared and issued by the parties hereto. During the term of this Agreement, no party to this Agreement shall cause, discuss, cooperate or otherwise aid in the preparation of any press release or other publicity concerning any other party to this Agreement or its operations without prior approval of such other party.

      10. Notices. Except as noted in Paragraph 12 below, all notice requirements and other communications shall be deemed given when delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, addressed to the Investors and the Corporation below:

      Investors:              Leslie M. Apple
                            Whiteman Osterman & Hanna
                               One Commerce Plaza

                             Albany, New York 12260

                                John D. Shepherd
                              Lion Hill Farm
                              1020 Sport Hill Road
                                Easton, CT 06612

                              Colvin G. Ryan
                              724 Fleming Farm Road
                              The Plains, VA 22171

                              Morris Massry
                                2 Cobblehill Road
                              Loudonville, NY 12211

                               Henry J. MacDonald
                               3 Beacon Hill Drive
                           Saratoga Springs, NY 12866

      Adirondack Financial Services
         Bancorp, Inc.:       Richard D. Ruby
                              Chairman of the Board
                              Adirondack Financial Services Bancorp, Inc.
                              52 North Main Street
                          Gloversville, New York 12078

      With a copy to:         Kip A. Weissman, P.C.
                              Silver, Freedman & Taff, L.L.P.
                              1100 New York Avenue, N.W.
                            Seventh Floor, East Tower
                             Washington, D.C. 20005

      11. Governing Law This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within the State without regard to its conflict of laws doctrine.

      12. Choice of Forum. Each party hereto agrees that any proceeding relating to or arising form this Agreement shall be heard and litigated exclusively in the United States District Court for the Northern District of New York (the "Northern District"). Each party hereto consents to personal jurisdiction in any such action brought in the Northern District, waives any objection to venue in the Northern District and waives any claim that the Northern District is an inconvenient forum. The Investors hereby appoint Whiteman Osterman & Hanna, One Commerce Plaza, Albany, New York 12260 as their agent for service of process for any proceeding relating to or arising form this Agreement.

      13. Severability. If any term, provision, covenant or restriction of this Agreement is held by any governmental or regulatory authority or a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      14. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns, and transferees by operation of law, of the parties. Except as otherwise expressly provided for herein, this Agreement shall not inure to the benefit of, be enforceable by or create any right or cause of action in any person, including any shareholder of the Corporation, other than the parties hereto.

      15.  Survival  of   Representations,   Warranties  and   Agreements.   All
representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

      16. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement specifically referencing this Agreement executed by all of the parties hereto.

      17. Definitions. As used in this Agreement, the following terms shall have the meanings indicated, unless the context otherwise requires:

            (i) The term "acquire" means every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

            (ii) The term "acting in concert" means (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (ii) a combination of pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

            (iii) The term  "affiliate"  means a person or entity that directly,
      or  indirectly  through  one  or  more  intermediaries,   controls  or  is
      controlled by, or is under common control with another person.

            (iv) The terms "beneficial ownership" or "beneficially owned" mean all capital stock of the Corporation owned or held in an Investor's name individually or jointly with any other person; by any trust in which an Investor is a settlor, trustee, or beneficiary; by any corporation in which an Investor is a stockholder (owning, together with all other an Investors and their respective affiliates, more than five percent (5%) of the outstanding voting power or beneficial interests), director or officer; by any partnership in which an Investor is a limited partner (owning, together with all other Investors and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests), or a general partner, employee or agent; or by any other entity in which an Investor holds, together with all other an Investors and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests.

            (v) The term "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, or the power to direct or cause the direction of the management, activities or policies of a person or organization, whether through the ownership of capital stock, by contract, or otherwise.

            (vi) The term "person" includes an individual, group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate, or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of the Corporation.

            (vii) The term "vote" means to vote in person or by proxy, or to give or authorize the giving of any consent as a stockholder on any matter.

      18. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same agreement.

      19. Duty to Execute. Each party agrees to execute any and all documents, and to do and perform any and all acts and things necessary or proper to effectuate or further evidence the terms and provisions of this Agreement.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned or duly authorized officers thereof as of the day and year first above written.

                  ADIRONDACK FINANCIAL SERVICES BANCORP, INC.,
                             a Delaware corporation



                              By:  __________________________________________
                                     Richard D. Ruby, Chairman of the Board


                                   Investors:


                                     ------------------------------------------
                                     Leslie M. Apple


                                     ------------------------------------------
                                     Henry J. MacDonald


                                     ------------------------------------------
                                     Colvin G. Ryan


                                     ------------------------------------------
                                     Morris Massry


                                     ------------------------------------------
                                     John D. Shepherd

                                    EXHIBIT A





                         Shares of Adirondack Financial
                             Services Bancorp, Inc.
                                  Capital Stock
                               Beneficially Owned1
                             Investor As of 4/12/99
------------------------------------------------------------------------------


Leslie M. Apple                                     19,800
Morris Massry                                       53,000
Henry J. MacDonald                                    0
Colvin G. Ryan                                      57,780
John D. Shepherd                                      0

--------
1/ Includes all shares over which the Investor has sole or shared voting or dispositive powers.

                                    EXHIBIT B





UNITED STATES DISTRICT COURT
NORTHEN DISTRICT OF NEW YORK


JOHN D. SHEPHERD,

                  Plaintiff,

      -against-                              Case No. 99-CV-0241 NAM-DNH

ADIRONDACK FINANCIAL SERVICES
BANCORP, INC. and RICHARD D. RUBY, as
Chairman of the Board of Directors of
ADIRONDACK FINANCIAL SERVICES
BANCORP, INC.

                  Defendants.



                       STIPULATION AND ORDER OF DISMISSAL

      IT  IS  HEREBY  STIPULATED  by  and  among  the  parties,   through  their
undersigned counsel, that this action is dismissed with prejudice. No party shall petition the Court for an award of any costs, fees and/or expenses.



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




----------------------------   ----------------------------------------
John J. Henry                  Laurel J. Eveleigh
Bar Roll No. 507445            Bar Roll No. 506925
Whiteman Osterman & Hanna      Devorsetz Stinziano Gilberti Heintz & Smith, P.C.
One Commerce Plaza             555 East Genesee Street
Albany, New York 12260         Syracuse, New York 13202-2159
(518) 487-7600                 (315) 442-0100
 Attorneys for Plaintiffs      Attorneys for Defendants


SO ORDERED this day ___ of
____________, 1999





--------------------------
United Stated District Judge

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

                                                                       Exhibit C

           [ ADIRONDACK FINANCIAL SERVICES BANCORP, INC LETTERHEAD]


CONTACT:    Lewis E. Kolar                            For Immediate Release
            President and Chief Executive Officer     April 26, 1999
            Adirondack Financial Services Bancorp, Inc.
            (518) 725-6331


                 ADIRONDACK FINANCIAL SERVICES BANCORP, INC.
                              LITIGATION IS SETTLED


      Adirondack Financial Services Bancorp, Inc. (the "Company") announced today that it has entered into a Standstill and Settlement Agreement (the "Agreement") with John D. Shepherd and several other investors settling the outstanding litigation against the Company. Mr. Shepherd had previously filed a lawsuit (the "Litigation") against the Company entitled John D. Shepherd v. Adirondack Financial Services Bancorp, Inc. and Richard D. Ruby, as Chairman of the Board of Directors of Adirondack Financial Services Bancorp, Inc. in the United States District Court for the Northern District of New York. The other parties to the Agreement include, among others, Leslie M. Apple, Henry J. MacDonald and Morris Massery (collectively, the "Investors").

      Under the terms of the Agreement, Mr. Shepherd and the Investors agreed to dismiss the Litigation with prejudice in exchange for the payment of Mr. Shepherd's legal fees. In addition, Mr. Shepherd and the Investors generally agreed that, unless the price per share of the Company's upcoming merger with CNB Bancorp is less than $20.00 per share, until October 31, 1999, they will not, among other things, participate in any litigation against the Company, solicit proxies against the Company, make any nominations for directors of the Company, or solicit any other merger offers for the Company. The parties to the Agreement also agreed, for the same time period and subject to the same conditions, to vote with the Company's Board of Directors on all shareholder elections, including the merger with CNB Bancorp.

      According to Lewis E. Kolar, the Company's President and Chief Executive Officer, "the Board of Directors strongly believes that it is in the best interests of shareholders to complete the merger with CNB as quickly as possible. We believe that this agreement will facilitate the completion of that transaction."

      According to Leslie M. Apple, one of the Investors and an attorney for Mr. Shepherd "while we continue to believe that Mr. Shepherd's lawsuit has merit, this settlement will enable the Company to complete the CNB merger. At the same time, we have reserved our rights in the event the final merger price is less than $20.00 per share."




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